UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 16, 2008

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8 — OTHER EVENTS.

ITEM 8.01             OTHER EVENTS

In a press release dated June 16, 2008, The Cheesecake Factory Incorporated announced the planned June 19, 2008 opening of its newest concept, RockSugar Pan Asian Kitchen, in Century City, California.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

In a press release dated June 18, 2008, The Cheesecake Factory Incorporated announced a number of organizational changes within its Restaurant Operations team designed to leverage its deep pool of leadership talent and further strengthen the overall organization.

Effective immediately, David Gordon, a 15-year veteran of The Cheesecake Factory, has been named to the role of Senior Vice President, Operations, and will lead the day-to-day operations for The Cheesecake Factory restaurants.  Gordon was most recently Regional Vice President, West Coast Operations, having previously served as an Area Director of Operations, as well as General Manager in two of The Cheesecake Factory’s restaurants.  He will report directly to David Overton, Chairman and CEO.

In addition, the Company announced that Russell Greene has been named to the role of Senior Vice President, Operations Services, from his current role of Senior Vice President, Beverage and Bakery; Jack Belk has been named to the role of Senior Regional Vice President from his current role of Regional Vice President; and Donald Moore has been named to the role of Senior Vice President, Kitchen Operations from his current role of Vice President, Kitchen Operations.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

In a press release dated June 20, 2008, The Cheesecake Factory Incorporated announced the opening of RockSugar Pan Asian Kitchen at the Westfield Century City Mall in Los Angeles, California on June 19, 2008.  The restaurant contains approximately 7,600 square feet and 220 seats.

The full text of the press release is attached as Exhibit 99.3 to this report and is hereby incorporated by reference herein.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1                           Press release dated June 16, 2008 entitled, “Restaurateur David Overton and Chef Mohan Ismail to Open RockSugar Pan Asian Kitchen”

99.2                           Press release dated June 18, 2008 entitled, “The Cheesecake Factory Further Strengthens its Restaurant Operations”

99.3                           Press release dated June 20, 2008 entitled, “RockSugar Pan Asian Kitchen Opens in Los Angeles, California”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2008	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated June 16, 2008 entitled, “Restaurateur David Overton and Chef Mohan Ismail to Open RockSugar Pan Asian Kitchen”

99.2

Press release dated June 18, 2008 entitled, “The Cheesecake Factory Further Strengthens its Restaurant Operations”

99.3

Press release dated June 20, 2008 entitled, “RockSugar Pan Asian Kitchen Opens in Los Angeles, California”